UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2026

Finward Bancorp
(Exact Name of Registrant as Specified in Its Charter)

001-40999
(Commission File Number)

Indiana	35-1927981
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices, including zip code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, Danette Garza notified the Board of Directors (the “Board”) of Finward Bancorp, an Indiana corporation (the “Bancorp”), of her intent not to stand for re-election as a Class II Director of the Bancorp, and to retire as a member of the Board of the Bancorp and its wholly-owned Indiana state-chartered commercial bank subsidiary Peoples Bank (“Peoples Bank”), upon the expiration of her current term at the Bancorp’s 2026 Annual Meeting of Shareholders.  Ms. Garza’s decision not to stand for re-election and her retirement from the Board is not related to any disagreement with the Bancorp or Peoples Bank on any matter relating to the operations, policies, or practices of the Bancorp or Peoples Bank.  Ms. Garza will continue to serve as a director and a member of each committee of the Board to which she has been appointed until her current term expires at the 2026 Annual Meeting of Shareholders.  Ms. Garza has served on the Boards of both the Bancorp and Peoples Bank since 2013.

In connection with the expiration of Ms. Garza’s current term at the Bancorp’s 2026 Annual Meeting of Shareholders, the Board nominated Martin P. Alwin to stand for election as a Class II Director at the Bancorp’s 2026 Annual Meeting of Shareholders.  On February 21, 2026, Mr. Alwin notified the Board of his intention to resign as a Class I Director at the conclusion of the Bancorp’s 2026 Annual Meeting of Shareholders, contingent upon his election as a Class II Director at such meeting.  Mr. Alwin’s decision to resign as a Class I Director is solely to facilitate his election as a Class II Director at the 2026 Annual Meeting of Shareholders and is not a result of any disagreement with the Bancorp or Peoples Bank on any matter relating to the operations, policies, or practices of the Bancorp or Peoples Bank.  Upon the effectiveness of Ms. Garza’s retirement, and assuming Mr. Alwin’s election as a Class II Director, upon the conclusion of the 2026 Annual Meeting of Shareholders the Boards of both the Bancorp and Peoples Bank will consist of three Class I directors, three Class II directors, and three Class III directors.

Item 8.01  Other Events.

The Bancorp’s Restated Articles of Incorporation and Amended and Restated By-Laws (and the corresponding organizational documents of Peoples Bank) provide that the size of the Board shall be determined from time to time by resolution of the Board.  As a result of Danette Garza’s retirement, the Board has taken action to reduce the size of the Board of both the Bancorp and Peoples Bank from ten to nine members, effective immediately upon Ms. Garza’s retirement from the Board as of the conclusion of the Bancorp’s 2026 Annual Meeting of Shareholders.  In this regard, effective as of the conclusion of the 2026 Annual Meeting of Shareholders, and assuming Mr. Alwin is elected as a Class II Director, the Board will eliminate the vacant Class I directorship resulting from the resignation of Martin P. Alwin as a Class I director to facilitate his election as a Class II director.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of the Bancorp.  For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this report should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: Peoples Bank’s ability to demonstrate compliance with the terms of the previously disclosed memorandum of understanding entered into between Peoples Bank and the Federal Deposit Insurance Corporation (“FDIC”) and Indiana Department of Financial Institutions (“DFI”), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; Peoples Bank’s agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Peoples Bank’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board deems relevant in making such a determination.  Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: February 24, 2026

	By:	/s/ Benjamin J. Bochnowski
Printed Name: Benjamin J. Bochnowski
Title: President and Chief Executive Officer